FTVIP PRO-4

SUPPLEMENT DATED MARCH 4, 2011

TO THE PROSPECTUSES DATED MAY 1, 2010 OF

FRANKLIN GLOBAL REAL ESTATE SECURITIES FUND;

FRANKLIN GROWTH AND INCOME SECURITIES FUND;

FRANKLIN LARGE CAP GROWTH SECURITIES FUND;

FRANKLIN LARGE CAP VALUE SECURITIES FUND; and

FRANKLIN U.S. GOVERNMENT FUND (the “Funds”)

(each a series of Franklin Templeton Variable Insurance Products Trust (the “Trust”)).

The Board of Trustees of the Trust approved the termination of the offering of Class 4 shares of the Funds effective March 4, 2011; on that date Class 4 shares are no longer offered for sale, including as underlying investment options for variable insurance products.

Please retain this supplement with your prospectus for reference.